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                                                                    EXHIBIT 24.1



                                POWER OF ATTORNEY

       KNOW ALL MEN BY THESE PRESENTS, That the undersigned, a Director of Ecolab Inc., a Delaware corporation, does hereby make, nominate and appoint ALLAN L. SCHUMAN, L. WHITE MATTHEWS, III and KENNETH A. IVERSON, and each of them, to be my attorney-in-fact, with full power and authority to sign his name to a Registration Statement on Form S-3 relating to the registration under the Securities Act of 1933 of not more than 424,111 shares of Ecolab Common Stock, par value $1.00 per share, and Preferred Stock Purchase Rights associated with the Common Stock, and any and all amendments thereto, provided that the Registration Statement and any amendments thereto, in final form, be approved by said attorney-in-fact; and his name, when thus signed, shall have the same force and effect as though I had manually signed said document or documents.

         IN WITNESS WHEREOF, I have hereunto affixed my signature this 13th day of April, 2000.

                                                  /s/Jerry W. Levin
                                                  -----------------
                                                  Jerry W. Levin

                                                  /s/Robert L. Lumpkins
                                                  ---------------------
                                                  Robert L. Lumpkins

                                                  /s/Richard L. Schall
                                                  --------------------
                                                  Richard L. Schall

         IN WITNESS WHEREOF, I have hereunto affixed my signature this 14th day of April, 2000.

                                                  /s/Ruth S. Block
                                                  ----------------
                                                  Ruth S. Block

                                                  /s/Joel W. Johnson
                                                  ------------------
                                                  Joel W. Johnson

                                                  /s/Albrecht Woeste
                                                  ------------------
                                                  Albrecht Woeste

         IN WITNESS WHEREOF, I have hereunto affixed my signature this 17th day of April, 2000.

                                                  /s/Jerry A. Grundhofer
                                                  ----------------------
                                                  Jerry A. Grundhofer

                                                  /s/James J. Howard
                                                  ----------------------
                                                  James J. Howard

         IN WITNESS WHEREOF, I have hereunto affixed my signature this 18th day of April, 2000.

                                                  /s/Les S. Biller
                                                  ----------------------
                                                  Les S. Biller

                                                  /s/Hugo Uyterhoeven
                                                  -------------------
                                                  Hugo Uyterhoeven

         IN WITNESS WHEREOF, I have hereunto affixed my signature this 19th day of April, 2000.

                                                  /s/William L. Jews
                                                  ----------------------
                                                  William L. Jews